UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2006

ANSYS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-20853	04-3219960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Technology Drive, Canonsburg, PA, 15317

(Address of Principal Executive Offices) (Zip Code)

(724) 746-3304

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 27, 2006, ANSYS, Inc. issued a press release stating that ANSYS, Inc. had elected to refile its pre-merger notification and report form under the Hart-Scott-Rodino Antitrust Improvements Act with respect to its acquisition of Fluent Inc.

The Company’s press release is attached as Exhibit 99.1 and is incorporated in this report by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 – Press Release of ANSYS, Inc. issued on March 27, 2006*

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, INC.

Date: March 27, 2006	By:	/S/ JAMES E. CASHMAN III
James E. Cashman III President and Chief Executive Officer

Date: March 27, 2006	By:	/S/ MARIA T. SHIELDS
Maria T. Shields – Chief Financial Officer, VP of Finance and Administration (Ms. Shields is the Principal Financial and Accounting Officer and has been duly authorized to sign on behalf of the Registrant)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of ANSYS, Inc. issued on March 27, 2006

* Filed herewith